UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 23, 2021

Date of Report (Date of earliest event reported)

Can B̅ Corp.

(Exact name of registrant as specified in its charter)

Florida	000-55753	20-3624118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

960 South Broadway, Suite 120 Hicksville, NY	11801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 516-595-9544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	CANB	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2021, CO Botanicals, LLC (“COB”), a wholly-owned subsidiary of Can B̅ Corp. (the “Company” or “CANB”), entered into a Real Estate Lease (the “Fort Morgan Lease”) with Sunflower Bank, N.A. (“SFB”), pursuant to which COB agreed to lease the real properties located at 17171 County Road 21, Fort Morgan, CO 80701 and 12555 Energy Road, Fort Morgan, CO 80701 (collectively, the “Fort Morgan Properties”). The Fort Morgan Lease was made effective September 1, 2021 and has a month-to-month term and may be terminated by either party with 30 days’ prior written notice. Base rent for the Fort Morgan Properties is $$22,250 per month. COB also agreed to pay a $22,250 security deposit upon signing of the Fort Morgan Lease. If any payment due to SFB is not when due, such unpaid amount will accrue interest at a rate equal to 18% or the maximum allowable legal rate in effect in the State of Colorado until such amount is paid in full.

COB agreed to pay the routine repair and maintenance costs, utilities, and personal property taxes on the Fort Morgan Properties. COB also agreed to maintain fire and extended coverage casualty insurance on the Fort Morgan Properties, and comprehensive general public liability insurance providing protection of at least $1,000,000 for bodily injury or death to any one person and at least $1,000,000 for any one accident or occurrence, with an aggregate level of protection of $2,000,000.

COB agreed to indemnify SFB and SFB’s agent and employees from and against any and all liability, loss, damage, expense, and judgment (including reasonable attorneys’ fees) resulting from relating to COB’s use of the Fort Morgan Properties and any failure of COB to comply with the terms of the Fort Morgan Lease or any federal, state, county, and city laws, ordinances and regulations.

The Fort Morgan Lease contains other representations and warranties common with this type of transactions. The foregoing description of the Fort Morgan Lease is qualified in its entirety by the terms of the full text of the Fort Morgan Lease, attached hereto as an exhibit.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description
10.1	Real Estate Lease with Sunflower Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Can B̅ Corp.

Date: September 30, 2021	By:	/s/ Marco Alfonsi
Marco Alfonsi, CEO